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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2011

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2011, CNO Financial Group, Inc. (the “Company”) entered into Amendment No. 1 to the Credit Agreement, dated as of December 21, 2010 (the “Credit Agreement”), by and among the Company, Morgan Stanley Senior Funding, Inc., as agent, and the lenders from time to time party thereto (as amended by Amendment No. 1, the “Amended Credit Agreement”).  The changes to the Credit Agreement made by Amendment No. 1 included:

•
A reduction of 125 basis points in the interest rate currently payable under the Credit Agreement to 6.25%.  The interest rate payable under the Amended Credit Agreement is, at our option (in most instances), either (a) a Eurodollar Rate of LIBOR + 5.00% (previously LIBOR + 6.00%) with a LIBOR floor of 1.25% (the LIBOR floor was previously 1.50%) or (b) a Base Rate + 4.00% (previously a Base Rate + 5.00%) subject to a Base Rate floor of 2.25% (the Base Rate floor was previously 2.50%).

•
A reduction in the mandatory prepayments resulting from Restricted Payments.  Under the Amended Credit Agreement, the amount of the mandatory prepayment is $0.50 per $1.00 if the Company’s Debt to Total Capitalization Ratio at the time of the Restricted Payment is equal to or less than 17.5% but greater than 12.5%, and if the Company’s Debt to Total Capitalization Ratio is equal to or less than 12.5% at the time of the Restricted Payment, the prepayment requirement does not apply.

•
Revisions to the covenants relating to investment activity by the Company, which will permit the Company to make certain investments which were previously only permitted to be made by the Company’s insurance subsidiaries.

•	An increase in the cap on non-investment grade investments to 12%.

The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the complete copy of Amendment No.1 filed as Exhibit 10.1 to this Current Report on Form 8-K and to the Credit Agreement which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2010.  Terms used in this Current Report which are not defined herein have the meanings ascribed to them in the Amended Credit Agreement.

Item 7.01.	Regulation FD Disclosure.

On May 6, 2011, the Company issued a press release announcing the completion of Amendment No. 1.  The press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

10.1	Amendment No. 1 to Credit Agreement
99.1	Press release of CNO Financial Group, Inc. dated May 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 9, 2011
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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